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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2005

                           SANGAMO BIOSCIENCES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               000-30171                             68-0359556
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       (Commission File Number)           (IRS Employer Identification No.)

         501 Canal Blvd, Suite A100              Richmond, California 94804
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  (Address of Principal Executive Offices)               (Zip Code)

                                 (510) 970-6000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On January 04, 2005, Sangamo BioSciences Inc. issued a press release announcing appointment of David Ichikawa as Senior Vice President, Business Development. Mr. Ichikawa will have responsibility for all licensing and business development activities for the company and will report to Edward Lanphier, Sangamo's president and chief executive officer.

A copy of the press release issued by Sangamo BioSciences, Inc. relating to this event is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.
99.1           Press Release Issued January 4, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 4, 2005
                                             SANGAMO BIOSCIENCES, INC.

                                        By:  /s/ EDWARD O. LANPHIER II
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                                             Edward O. Lanphier II
                                             President, Chief Executive Officer